Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2017
Debtor-In-Possession Obligations [Abstract]
Schedule of Long-term Debt Instruments
Amounts in the table below represent the categories of long-term debt obligations incurred by the Successor.

	December 31, 2017	December 31, 2016
Vistra Operations Credit Facilities (a)	$4,323	$4,515
Mandatorily redeemable subsidiary preferred stock (b)	70	70
8.82% Building Financing due semiannually through February 11, 2022 (c)	30	36
Capital lease obligations	—	2
Total long-term debt including amounts due currently	4,423	4,623
Less amounts due currently	(44)	(46)
Total long-term debt less amounts due currently	$4,379	$4,577
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(a)
At December 31, 2017, borrowings under the Vistra Operations Credit Facilities in our consolidated balance sheet include debt premiums of $21 million, debt discounts of $2 million and debt issuance costs of $7 million. At December 31, 2016, borrowings under the Vistra Operations Credit Facilities in our consolidated balance sheet include debt premiums of $25 million, debt discounts of $2 million and debt issuance costs of $8 million.

(b)
Shares of mandatorily redeemable preferred stock in PrefCo issued as part of the spin-off of Vistra Energy from EFH Corp. (see Note 5). This subsidiary preferred stock is accounted for as a debt instrument under relevant accounting guidance.

(c)
Obligation related to a corporate office space capital lease transferred to Vistra Energy pursuant to the Plan of Reorganization. This obligation will be funded by amounts held in an escrow account that is reflected in other noncurrent assets in our consolidated balance sheets.

Schedule of Line of Credit Facilities
The Vistra Operations Credit Facilities and related available capacity at December 31, 2017 are presented below.

		December 31, 2017
Vistra Operations Credit Facilities	Maturity Date	Facility Limit	Cash Borrowings	Available Capacity
Revolving Credit Facility (a)	August 4, 2021	$860	$—	$834
Initial Term Loan B Facility (b)(c)	August 4, 2023	2,850	2,821	—
Incremental Term Loan B Facility (c)	December 14, 2023	1,000	990	—
Term Loan C Facility (d)	August 4, 2023	650	500	7
Total Vistra Operations Credit Facilities		$5,360	$4,311	$841
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(a)	Facility to be used for general corporate purposes. Facility includes a $715 million letter of credit sub-facility, of which $26 million of letters of credit were outstanding at December 31, 2017.

(b)	Facility used to repay all amounts outstanding under our Predecessor's DIP Facility and issuance costs for the DIP Roll Facilities, with the remaining balance used for general corporate purposes.

(c)
Cash borrowings under the Term Loan B Facility reflect required scheduled quarterly payment in annual amount equal to 1% of the original principal amount with the balance paid at maturity. Amounts paid cannot be reborrowed.

(d)
Facility used for issuing letters of credit for general corporate purposes. Borrowings under this facility were funded to collateral accounts that are reported as restricted cash in our consolidated balance sheets. Cash borrowings reflect a $150 million principal reduction paid from restricted cash in December 2017. Amounts paid cannot be reborrowed. At December 31, 2017, the restricted cash supported $493 million in letters of credit outstanding (see Note 21), leaving $7 million in available letter of credit capacity.

Schedule of Maturities of Long-term Debt
Maturities — Long-term debt maturities at December 31, 2017 are as follows:

December 31, 2017
2018	$44
2019	44
2020	44
2021	45
2022	42
Thereafter	4,189
Unamortized premiums, discounts and debt issuance costs	15
Total long-term debt, including amounts due currently	$4,423